UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-08411

(Investment Company Act file number)

The James Advantage Funds

(Exact name of registrant as specified in charter)

1349 Fairground Road

Xenia, Ohio 45385

(Address of principal executive offices) (Zip code)

Barry R. James

P.O. Box 8

Alpha, Ohio 45301

(Name and address of agent for service)

Registrant’s telephone number, including area code: (937) 426-7640

Date of fiscal year end: June 30

Date of reporting period: July 1, 2019 – December 31, 2019

Item 1.  Reports to Stockholders.

TABLE OF CONTENTS

Shareholder Letter	1
Growth of $10,000 or $50,000 Charts	4
Representation of Schedules of Investments	7
Disclosure of Fund Expenses	8
Schedule of Investments
James Balanced: Golden Rainbow Fund	9
James Small Cap Fund	15
James Micro Cap Fund	17
James Aggressive Allocation Fund	19
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights
James Balanced: Golden Rainbow Fund - Retail Class	29
James Balanced: Golden Rainbow Fund - Institutional Class	30
James Small Cap Fund	31
James Micro Cap Fund	32
James Aggressive Allocation Fund	33
Notes to Financial Statements	34
Additional Information	41
Privacy Policy	42

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.jamesfunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-995-2637 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.jamesfunds.com.

James Advantage Funds	Shareholder Letter

December 31, 2019 (Unaudited)

LETTER TO THE SHAREHOLDERS

OF THE JAMES ADVANTAGE FUNDS

It was a good year to be an investor, no matter what asset class you were invested in. Thanks to the Federal Reserve, who decided to cut rates three times in 2019, stocks advanced and many of the major indices closed the year at all time highs. At the same time interest rates declined, pushing bond prices higher. It has been 21 years since we last saw these two major asset classes advance so much in the same year.

The Markets Over the Past Six Months

In hindsight, the second half of 2019 looks like two separate and distinct time periods for the markets. The late summer months of July, August and September, saw the major market indices move sideways, with very little advance. Tariffs between the United States and China had buyers questioning how much further stocks could advance. This all changed in early October as news of a “very substantial phase one deal” led to optimism and a year end rally. In the second half of calendar year 2019, the Russell 1000® Index increased 10.59% and the NASDAQ advanced by 12.70%. The Russell 2000® Index, which is comprised of small capitalization stocks, increased as well; however, it only advanced by 7.30%.

While stocks were advancing, fixed income investments (bonds) made money too, just not as much as the stock market. Case in point, the Barclays Intermediate U.S. Gov’t/Credit Index posted a positive return of 1.75% over the same timeframe.

Investment Goals and Objectives

The James Balanced: Golden Rainbow Fund (the “Golden Rainbow Fund”) seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Golden Rainbow Fund will generally hold positions in common stocks that in aggregate constitute between 35 percent and 55 percent of the net assets. Bonds held in the fund must be rated Baa2 by Moody’s/BBB by S&P or higher at the time of purchase. The Golden Rainbow Fund may hold municipal bonds, but generally buys them when they are attractively priced compared with taxable bonds.

The Golden Rainbow Fund’s benchmark is a blend of 25% Russell 1000® Index, 25% Russell 2000® Index and 50% Barclays Capital U.S. Intermediate Government/Credit Bond Index. The benchmark is the same for all share classes of the Golden Rainbow Fund. We believe this index to be an appropriate benchmark for the Fund as it provides a true representation from both large, mid and small capitalization stocks as well as a fixed income component.

The James Aggressive Allocation Fund (the “Aggressive Allocation Fund”) seeks to provide total return through a combination of growth and income, but preservation of capital in declining markets is a secondary objective. Shareholders should be aware this Fund will likely have a higher level of volatility than the Golden Rainbow Fund. The Aggressive Allocation Fund’s benchmark is a blend of 65% Russell 3000® Index and 35% Barclays U.S. Aggregate Government/Credit Bond Index.

The James Small Cap Fund (the “Small Cap Fund”) and the James Micro Cap Fund (the “Micro Cap Fund”) each seek to provide long-term capital appreciation. These Funds hold only equity securities and cash/cash equivalents, under most circumstances. The Small Cap Fund’s benchmark is the Russell 2000® Index, and the Micro Cap Fund’s benchmark is the Russell Microcap® Index.

Investment Philosophy

James Investment Research, Inc., the James Advantage Funds’ adviser (the “Adviser” or “JIR”), commenced operations in 1972 and became known as a value manager, identifying stocks with good relative valuations, profitability and price momentum. The Adviser’s research, along with much academic research, supports the view that value investing tends to outperform growth investing over the longer-run. While some growth stocks may have astronomical returns, many eventually succumb to too much optimism and speculative investing and produce sharply inferior long-term results. Many dot-com stocks in 2000 and real estate stocks in 2008 bear this out. JIR ranks stocks based on their value characteristics and includes those ranked highly in the James Advantage Funds’ portfolios.

The Adviser has no soft-dollar arrangements, and does not purchase research from any broker/dealers.

The James Advantage Funds offer several different styles, but they all use the Adviser’s “bargain” or value approach to stock selection. The Aggressive Allocation Fund generally takes on greater risk than the Golden Rainbow Fund in terms of its higher allocation to stocks, but still seeks to reduce that risk in anticipation of a major decline in stock prices. Due to potentially higher equity levels, Aggressive Allocation Fund shareholders should generally have higher risk appetites for their mutual fund investments than those in the Golden Rainbow Fund.

Semi-Annual Report | December 31, 2019	1

Shareholder Letter	James Advantage Funds

December 31, 2019 (Unaudited)

The Micro Cap Fund and the Small Cap Fund invest in smaller capitalization companies. The Small Cap and Micro Cap Funds are niche products designed to meet the objectives of investors who want to establish diversified positions in these areas. As these Funds are all-equity products, they are intrinsically riskier than other products holding bonds and the shareholder should expect relatively greater volatility in Net Asset Value (“NAV”) prices and a higher standard deviation of returns. Still, these portfolios hold stocks that are ranked highly by the Adviser’s models and pass a thorough review by the Adviser’s researchers and portfolio managers.

Strategy for Seeking to Meet Fund Objectives

While the main objective is to provide total return through growth and income, the Adviser has always held to the belief preservation of capital in down markets is the key to long-term investment success. Hence, the Golden Rainbow Fund seeks to preserve capital by constructing a portfolio of both bonds and stocks. In the past, stocks have often provided capital appreciation when the economy has proven to be strong. Bonds, in general, are uncorrelated with stocks, and can provide asset class diversification as well as an income stream. In times when the stock market is strong, some investors may forget these positive characteristics of bonds, but the Golden Rainbow Fund has always held a significant position in bonds.

The Small Cap Fund and the Micro Cap Fund look for stocks the Adviser believes to be undervalued, using its proprietary research to screen a database of over 8,000 stocks. Deterioration in a stock’s fundamental value characteristics can lead the Adviser to trim or sell the position.

Fund Performance

The Golden Rainbow Fund and the Aggressive Allocation Fund both hold significant bond positions. The expectation is that in periods of strong stock market returns, the Funds will participate, however not to the full extent, in the all stock indices. The same can be said of the expectations should stocks fall. These balanced styles strive to lessen the volatility many pure stock funds experience. Over the six-month period ended December 31, 2019, the Retail Class shares of the Golden Rainbow Fund advanced 4.31% and the Institutional Class shares advanced 4.40%. The Fund’s benchmark was up 5.37%. The Golden Rainbow Fund paid out a regular dividend every quarter. The Retail Class shares paid 5.6 cents per share in September and 5.0 cents per share in December. The Institutional Class shares paid 6.9 cents per share in September and 6.4 cents per share in December. In addition, in December the Golden Rainbow Fund paid all shareholders a long-term capital gains distribution of 15.2 cents per share.

Over the six months ended December 31, 2019, the Small Cap Fund increased 5.90% while its benchmark, the Russell 2000® Index, advanced 7.30%. The Small Cap Fund did not pay an ordinary dividend or a capital gain for the year.

The Micro Cap Fund increased 7.34% for the six months ended December 31, 2019. Its benchmark, the Russell Microcap® Index increased 7.26%. The Fund paid a long-term capital gain in December of 50.6 cents per share as well as paying out 3.9 cents per share of dividend income.

The Aggressive Allocation Fund is like the Golden Rainbow Fund in the sense that its strategy requires the Fund to hold both stocks and bonds. However, it is a more aggressive fund and generally will hold a higher allocation to stocks than the Golden Rainbow Fund. The Aggressive Allocation Fund paid an ordinary dividend of 10.7 cents per share in December. No capital gain distribution was paid. For the six months ended December 31, 2019, the Aggressive Allocation Fund increased by 4.77% while its benchmark, a blend of 65% Russell 3000® Index and 35% Barclays U.S. Aggregate Government/Credit Bond Index, advanced 7.67%.

Expectations for the Future

The James Advantage Funds are happy to report that all of the Funds earned in excess of 12% for calendar year 2019. Much like riding a bicycle, the view behind us may be nice, but the truly important perspective is what lies ahead. With that being said, we believe momentum continues to be a favorable factor as markets advance and set new highs.

The Adviser’s research points to the economy continuing to advance, albeit at a measured pace. The U.S. consumer continues to spend while at the same time being in a healthy financial position for this trend to potentially continue. This spending is in stark contrast to the slow down in manufacturing. With the U.S. economy now being so dependent on the service sector, manufacturing may not play as important of a role as it has in the past.

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James Advantage Funds	Shareholder Letter

December 31, 2019 (Unaudited)

While the stock market appears to be on firm footing, there are areas we continue to keep an eye on. Geopolitical risks such as Impeachment, issues in the Middle East and the upcoming 2020 Presidential election could impact markets world wide. Should any one of these issues flare up, action will be taken by the Adviser to seek to preserve capital. Until then, the Adviser will continue to refine its stock and bond picks and be cautiously optimistic.

Thank you for your continued support in 2019. The James Advantage Funds will remain hard at work in 2020 managing your investments.

Brian P. Shepardson

Secretary

Brian Shepardson is a registered representative of ALPS Distributors, Inc.

The statements and opinions expressed are those of the author, are as of the date of this report, are subject to change, and may not reflect the writer’s current views. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-995-2637.

Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investors may obtain performance information current to the last month-end at www.jamesfunds.com.

NASDAQ is a global electronic marketplace for buying and selling securities, as well as the benchmark index for U.S. technology stocks.

Standard deviation is a measure of the dispersion of a set of data from its mean and is one of the key fundamental risk measures used in the financial services industry.

Credit ratings apply the underlying holdings of the Fund, and not to the Fund itself. Moody’s and S&P study the financial condition of an entity to ascertain its creditworthiness. The credit ratings reflect the rating agency's opinion of the holdings financial condition and histories. The ratings shown (Baa2 by Moody’s/BBB by S&P) are all considered investment grade and are listed by highest to lowest in percentage of what the Fund holds.

Diversification does not eliminate the risk of experiencing investment loss.

ALPS Distributors, Inc. 1290 Broadway, Ste. 1000, Denver, CO 80203 (Member FINRA). ALPS is not affiliated with James Investment Research, Inc.

Semi-Annual Report | December 31, 2019	3

Growth of $10,000 or $50,000 Charts	James Advantage Funds

December 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10, 000 Investment in the James Balanced: Golden Rainbow Fund – Retail Class

James Balanced: Golden Rainbow Fund – Retail Class Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Retail Class	12.10%	1.93%	5.58%	7.23%
Blended Index(1)	17.55%	6.47%	8.11%	8.03%
Russell 1000® Index	31.43%	11.48%	13.54%	10.21%
Russell 2000® Index	25.53%	8.23%	11.83%	9.89%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	6.80%	2.57%	3.05%	5.21%

(1)	The Blended Index is comprised of a 25% weighting in the Russell 1000® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

(2)	Fund inception was July 1, 1991.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2019, was 1.08%.

Comparison of the Change in Value of a $50,000 Investment in the James Balanced: Golden Rainbow Fund – Institutional Class

James Balanced: Golden Rainbow Fund – Institutional Class Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Institutional Class	12.40%	2.18%	5.84%	7.48%
Blended Index(1)	17.55%	6.47%	8.11%	10.43%
Russell 1000® Index	31.43%	11.48%	13.54%	17.68%
Russell 2000® Index	25.53%	8.23%	11.83%	16.58%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	6.80%	2.57%	3.05%	3.36%

(1)	The Blended Index is comprised of a 25% weighting in the Russell 1000® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

(2)	Fund inception was March 2, 2009.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2019, was 0.83%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® Index is a subset of the Russell 3000® Index. It represents the top companies by market capitalization.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The Russell 1000® Index, Russell 2000® Index, Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

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James Advantage Funds	Growth of $10,000 or $50,000 Charts

December 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund

James Small Cap Fund
Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Small Cap Fund	17.82%	0.98%	8.33%	6.91%
Russell 2000® Index	25.53%	8.23%	11.83%	9.07%

(1)	Fund inception was October 2, 1998.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2019, was 1.54%.

Comparison of the Change in Value of a $10,000 Investment in the James Micro Cap Fund

James Micro Cap Fund
Average Annual Total Returns

	1 Year	5 Years	Since Inception(1)
James Micro Cap Fund	26.49%	5.92%	10.05%
Russell Microcap® Index	22.43%	6.57%	11.97%

(1)	Fund inception was July 1, 2010.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2019, was 1.57%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Russell 2000® Index and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Semi-Annual Report | December 31, 2019	5

Growth of $10,000 or $50,000 Charts	James Advantage Funds

December 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Aggressive Allocation Fund

James Aggressive Allocation Fund
Average Annual Total Returns

	1 Year	Since Inception(2)
James Aggressive Allocation Fund	14.18%	2.14%
Blended Index(1)	23.47%	9.22%
Russell 3000® Index	31.02%	11.92%
Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index	9.71%	3.76%

(1)	The Blended Index is comprised of a 65% weighting in the Russell 3000® Index and a 35% weighting in the Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index.

(2)	Fund inception was July 1, 2015.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2019, was 1.03%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The Russell 3000® Index is a stock market index of U.S. stocks. The Index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index is an unmanaged index generally representative of U.S. Dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities, that have a remaining maturity greater than one year.

The Russell 3000® Index, Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index and the Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

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James Advantage Funds	Representation of Schedules of Investments

December 31, 2019 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund and James Aggressive Allocation Fund.

James Balanced: Golden Rainbow Fund - Industry Sector Allocation
(% of Net Assets)*

James Micro Cap Fund - Industry Sector Allocation
(% of Net Assets)*

James Small Cap Fund - Industry Sector Allocation
(% of Net Assets)*

James Aggressive Allocation Fund - Industry Sector Allocation
(% of Net Assets)*

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | December 31, 2019	7

Disclosure of Fund Expenses	James Advantage Funds

December 31, 2019 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions, and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Net Expense Ratio Annualized December 31, 2019(a)	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expense Paid During Period(b)
James Balanced: Golden Rainbow Fund
Retail Class Actual	1.12%	$1,000.00	$1,043.10	$5.75
Retail Class Hypothetical (5% return before expenses)	1.12%	$1,000.00	$1,019.51	$5.69
Institutional Class Actual	0.87%	$1,000.00	$1,044.00	$4.47
Institutional Class Hypothetical (5% return before expenses)	0.87%	$1,000.00	$1,020.76	$4.42
James Small Cap Fund
Actual	1.50%	$1,000.00	$1,059.00	$7.76
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.60	$7.61
James Micro Cap Fund
Actual	1.50%	$1,000.00	$1,073.40	$7.82
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.60	$7.61
James Aggressive Allocation Fund
Actual	0.98%	$1,000.00	$1,047.70	$5.04
Hypothetical (5% return before expenses)	0.98%	$1,000.00	$1,020.21	$4.98

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 366.

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James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2019 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS-49.82%
	Basic Materials-1.90%
36,770	Avery Dennison Corp.	$4,810,251
56,145	Celanese Corp.	6,912,572
33,060	Innospec, Inc.	3,419,726
37,160	International Paper Co.	1,711,218
		16,853,767

	Consumer, Cyclical-7.44%
30,295	Asbury Automotive Group, Inc.*	3,386,678
111,320	Best Buy Co., Inc.	9,773,896
73,100	Bloomin’ Brands, Inc.	1,613,317
67,710	Delta Air Lines, Inc.	3,959,681
16,930	Home Depot, Inc.	3,697,173
72,445	Insight Enterprises, Inc.*	5,092,159
10,870	Knoll, Inc.	274,576
45,000	McDonald’s Corp.	8,892,450
37,632	PulteGroup, Inc.	1,460,122
32,000	SkyWest, Inc.	2,068,160
37,540	Target Corp.	4,813,003
142,785	Walmart, Inc.	16,968,569
26,135	Walt Disney Co.	3,779,905
6,920	Winnebago Industries, Inc.	366,622
		66,146,311

	Consumer, Non-cyclical-9.09%
27,145	Anthem, Inc.	8,198,604
9,575	Cardinal Health, Inc.	484,304
33,955	Eli Lilly & Co.	4,462,706
29,250	FTI Consulting, Inc.*	3,236,805
22,900	Helen of Troy, Ltd.*	4,117,191
58,170	Johnson & Johnson	8,485,258
90,000	Kraft Heinz Co.	2,891,700
122,105	Kroger Co.	3,539,824
52,700	Medtronic PLC	5,978,815
56,520	National HealthCare Corp.	4,885,024
317,000	Pfizer, Inc.	12,420,060
61,000	Procter & Gamble Co.	7,618,900
101,975	Tyson Foods, Inc., Class A	9,283,804
11,280	UnitedHealth Group, Inc.	3,316,094
13,177	Zoetis, Inc.	1,743,976
		80,663,065

	Energy-2.96%
74,185	Chevron Corp.	8,940,034
61,725	ConocoPhillips	4,013,977
51,210	Exxon Mobil Corp.	3,573,434
11,985	HollyFrontier Corp.	607,759
47,845	Phillips 66	5,330,411
40,780	Valero Energy Corp.	3,819,047
		26,284,662

	Financial-8.83%
78,010	Aaron’s, Inc.	4,455,151

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2019	9

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2019 (Unaudited)

Shares or Principal Amount		Value
	Financial (continued)
129,135	Aflac, Inc.	$6,831,241
17,175	Air Lease Corp.	816,156
11,355	Aircastle, Ltd.	363,474
60,295	Allstate Corp.	6,780,173
8,430	Ally Financial, Inc.	257,621
48,812	American Financial Group, Inc.	5,352,236
50,605	Capital One Financial Corp.	5,207,761
26,350	CBRE Group, Inc., Class A*	1,614,991
117,445	Fifth Third Bancorp	3,610,259
6,095	Goldman Sachs Group, Inc.	1,401,423
4,550	Hartford Financial Services Group, Inc.	276,504
118,070	JPMorgan Chase & Co.	16,458,958
42,630	Nelnet, Inc., Class A	2,482,771
38,105	PNC Financial Services Group, Inc.	6,082,701
17,000	Public Storage, REIT	3,620,320
24,298	Radian Group, Inc.	611,338
105,867	Real Estate Select Sector SPDR Fund	4,093,877
9,085	Stifel Financial Corp.	551,005
20,700	Travelers Cos., Inc.	2,834,865
160,065	Unum Group	4,667,495
		78,370,320

	Industrial-3.03%
24,852	Caterpillar, Inc.	3,670,143
42,300	Eaton Corp. PLC	4,006,656
36,811	Generac Holdings, Inc.*	3,702,818
5,570	Gibraltar Industries, Inc.*	280,951
58,020	Magna International, Inc.	3,181,817
62,173	MasTec, Inc.*	3,989,020
47,334	Republic Services, Inc.	4,242,546
22,710	United Rentals, Inc.*	3,787,347
		26,861,298

	Technology-11.81%
21,160	Amgen, Inc.	5,101,041
60,000	Apple, Inc.	17,619,000
68,115	Arrow Electronics, Inc.*	5,772,065
24,450	Cabot Microelectronics Corp.	3,528,624
179,310	Cisco Systems, Inc.	8,599,708
26,400	Crown Castle International Corp., REIT	3,752,760
77,750	Deluxe Corp.	3,881,280
19,786	Incyte Corp.*	1,727,714
29,728	Integer Holdings Corp.*	2,391,023
169,220	Intel Corp.	10,127,817
20,119	International Business Machines Corp.	2,696,751
28,610	KEMET Corp.	773,901
22,152	Leidos Holdings, Inc.	2,168,459
13,800	Lockheed Martin Corp.	5,373,444
28,544	Micron Technology, Inc.*	1,535,096
118,325	Microsoft Corp.	18,659,853
22,890	Motorola Solutions, Inc.	3,688,495
11,965	Northrop Grumman Corp.	4,115,601
16,555	SYNNEX Corp.	2,132,284

See Notes to Financial Statements.

10	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2019 (Unaudited)

Shares or Principal Amount		Value
	Technology (continued)
16,380	Western Digital Corp.	$1,039,639
		104,684,555

	Utilities-4.76%
165,450	AES Corp.	3,292,455
68,003	American Electric Power Co., Inc.	6,426,964
95,163	AT&T, Inc.	3,718,970
43,710	Entergy Corp.	5,236,458
75,233	FirstEnergy Corp.	3,656,324
82,523	NRG Energy, Inc.	3,280,289
37,616	PNM Resources, Inc.	1,907,507
240,055	Verizon Communications, Inc.	14,739,377
		42,258,344
TOTAL COMMON STOCKS
(Cost $338,208,121)		442,122,322

Shares or Principal Amount		Value
EXCHANGE TRADED FUNDS-1.82%
300,686	iShares® Gold Trust*	4,359,947
37,230	iShares® Russell 2000 ETF	6,167,894
43,574	iShares® Russell 2000 Value ETF	5,602,745

TOTAL EXCHANGE TRADED FUNDS
(Cost $14,941,120)		16,130,586

Shares or Principal Amount		Value
CORPORATE BONDS -8.71%
	Consumer, Cyclical-1.55%
$5,000,000	eBay, Inc., 2.600%, 7/15/22	5,026,921
5,000,000	Home Depot, Inc., 2.700%, 4/1/23	5,118,240
785,000	McDonald's Corp., 5.700%, 2/1/39	991,772
2,000,000	Walmart, Inc., 5.250%, 9/1/35	2,588,430
		13,725,363
	Consumer, Non-cyclical-0.56%
3,000,000	Hershey Co., 4.125%, 12/1/20	3,061,509
1,950,000	Keurig Dr Pepper, Inc., 2.530%, 11/15/21	1,962,340
		5,023,849
	Financial-2.20%
8,100,000	Berkshire Hathaway, Inc., 3.750%, 8/15/21	8,361,743
2,000,000	Citigroup, Inc., 3.875%, 3/26/25	2,113,846
4,000,000	JPMorgan Chase & Co., 2.750%, 6/23/20	4,011,512
5,000,000	Wells Fargo & Co., 2.500%, 3/4/21	5,034,984
		19,522,085
	Industrial-0.59%
1,000,000	Caterpillar, Inc., 8.250%, 12/15/38	1,604,101
1,000,000	General Electric Co., 2.700%, 10/9/22	1,013,285
2,000,000	General Electric Co., 6.875%, 1/10/39	2,660,588
		5,277,974
	Technology-3.81%
3,419,000	Apple, Inc., 1.550%, 2/7/20	3,417,673
10,000,000	Apple, Inc., 3M US L + 0.20%, 2/7/20(a)	10,003,158
5,000,000	Intel Corp., 3.300%, 10/1/21	5,137,023

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2019	11

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2019 (Unaudited)

Shares or Principal Amount		Value
	Technology (continued)
$5,000,000	Intel Corp., 2.875%, 5/11/24	$5,189,442
3,700,000	Microsoft Corp., 5.200%, 6/1/39	4,946,873
5,000,000	Oracle Corp., 2.500%, 5/15/22	5,063,469
		33,757,638
TOTAL CORPORATE BONDS
(Cost $73,348,818)		77,306,909

Shares or Principal Amount		Value
MUNICIPAL BONDS -2.77%
	Hawaii-1.12%
9,000,000	City and County of Honolulu General Obligation Unlimited Bonds, Series B, 5.000%, 11/1/25	9,950,130

	Ohio-1.62%
7,450,000	Beavercreek City School District General Obligation Unlimited Bonds, 3.250%, 12/1/36	7,723,713
5,000,000	Greenville City School District General Obligation Unlimited Bonds (School Improvement), 5.500%, 1/1/51	5,432,800
1,000,000	Ohio State University General Recipients Revenue Bonds, Series C, 4.910%, 6/1/40	1,274,430
		14,430,943
	Texas-0.03%
235,000	Tyler Independent School District General Obligation Unlimited Bonds, Unrefunded 2016, 5.000%, 2/15/34	236,072

TOTAL MUNICIPAL BONDS
(Cost $23,301,446)		24,617,145

Shares or Principal Amount		Value
U.S. GOVERNMENT AGENCIES-9.30%
	Federal Agricultural Mortgage Corp.-1.13%
$10,000,000	3M US L + 0.08%, 1/3/22(a)	9,987,889

	Federal Farm Credit Banks-0.79%
1,000,000	2.400%, 6/19/23	1,001,251
5,725,000	2.750%, 11/6/26	6,001,485
		7,002,736
	Federal Home Loan Banks-4.71%
5,000,000	1.600%, 10/22/20	4,994,271
10,000,000	2.875%, 6/13/25	10,541,480
1,071,429	2.620%, 4/28/26	1,064,209
5,000,000	2.420%, 9/17/27	4,935,540
1,000,000	2.500%, 9/11/29	986,596
14,000,000	2.000%, 6/30/31(b)	13,987,410
5,000,000	4.080%, 5/25/33	5,311,840
		41,821,346
	Federal Home Loan Mortgage Corp.-1.13%
10,000,000	1.800%, 4/13/20	10,000,390

See Notes to Financial Statements.

12	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2019 (Unaudited)

Shares or Principal Amount		Value
	Tennessee Valley Authority-1.54%
$10,000,000	5.250%, 9/15/39	$13,710,790

TOTAL U.S. GOVERNMENT AGENCIES
(Cost $81,018,743)		82,523,151

Shares or Principal Amount		Value
MORTGAGE BACKED SECURITIES-3.26%
	Fannie Mae Pool-2.79%
7,560,297	3.500%, 9/1/33	7,917,596
17,173,726	2.500%, 1/1/57	16,820,179
		24,737,775
	Fannie Mae REMICS-0.47%
4,047,527	3.500%, 5/25/47	4,179,654

TOTAL MORTGAGE BACKED SECURITIES
(Cost $28,323,611)		28,917,429

Shares or Principal Amount		Value
U.S. TREASURY BONDS & NOTES-22.03%
	U.S. Treasury Bonds-13.71%
$25,000,000	2.625%, 11/15/20	25,208,499
30,000,000	2.000%, 8/15/25	30,379,223
35,000,000	2.750%, 2/15/28	37,266,434
15,000,000	2.625%, 2/15/29	15,885,463
5,000,000	1.625%, 8/15/29	4,867,106
2,000,000	3.000%, 8/15/48	2,249,777
6,000,000	2.250%, 8/15/49	5,813,437
		121,669,939
	U.S. Treasury Notes-6.25%
15,000,000	3.500%, 5/15/20	15,100,196
40,000,000	2.375%, 4/15/21	40,380,267
		55,480,463
	United States Treasury Inflation Indexed Bonds-2.07%
18,129,475	0.625%, 4/15/23	18,409,221

TOTAL U.S. TREASURY BONDS & NOTES
(Cost $191,681,218)		195,559,623

Shares or Principal Amount			Value
FOREIGN BONDS-0.85%
		Singapore Government Bond-0.85%
SGD	10,000,000	2.250%, 6/1/21	7,509,305

TOTAL FOREIGN BONDS
(Cost $7,473,120)			7,509,305

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2019	13

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2019 (Unaudited)

Shares or Principal Amount	Value
SHORT TERM INVESTMENTS-0.79%
Mutual Fund-0.79%
7,025,012	First American Treasury Obligations Fund, Class X, 7-Day Yield 1.527%	$7,025,012

TOTAL SHORT TERM INVESTMENTS
(Cost $7,025,012)	7,025,012

TOTAL INVESTMENT SECURITIES-99.35%
(Cost $765,321,209)	881,711,482
OTHER ASSETS IN EXCESS OF LIABILITIES-0.65%	5,812,365
NET ASSETS-100.00%	$887,523,847

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

(a)	Floating or variable rate security. The reference rate is described below. The rate in effect as of December 31, 2019 is based on the reference rate plus the displayed spread as of the security’s last reset date.
(b)	Step coupon. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of December 31, 2019.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of December 31, 2019 was 1.91%

SGD - Singapore Dollar

See Notes to Financial Statements.

14	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments

December 31, 2019 (Unaudited)

Shares		Value
COMMON STOCKS-95.70%
	Basic Materials-5.80%
18,605	Boise Cascade Co.	$679,641
111,515	Cleveland-Cliffs, Inc.	936,726
37,790	Mercer International, Inc.	464,817
17,820	Schnitzer Steel Industries, Inc., Class A	386,338
		2,467,522

	Consumer, Cyclical-18.83%
38,160	Bloomin' Brands, Inc.	842,191
26,220	Brinker International, Inc.	1,101,240
7,120	Deckers Outdoor Corp.*	1,202,283
32,300	Gray Television, Inc.*	692,512
19,890	Insight Enterprises, Inc.*	1,398,068
33,203	MDC Holdings, Inc.	1,267,026
9,680	Patrick Industries, Inc.	507,522
15,400	SkyWest, Inc.	995,302
		8,006,144

	Consumer, Non-cyclical-14.83%
3,850	FTI Consulting, Inc.*	426,041
13,198	Hillenbrand, Inc.	439,625
21,275	Ingles Markets, Inc., Class A	1,010,775
13,050	National HealthCare Corp.	1,127,912
47,805	Tivity Health, Inc.*	972,593
11,640	TriNet Group, Inc.*	658,940
17,800	TrueBlue, Inc.*	428,268
27,620	Village Super Market, Inc., Class A	640,784
14,790	Weis Markets, Inc.	598,847
		6,303,785

	Energy-0.75%
61,530	Denbury Resources, Inc.*	86,757
18,000	Frontline, Ltd.	231,480
		318,237

	Financial-22.85%
23,480	Aaron's, Inc.	1,340,943
33,780	American Equity Investment Life Holding Co.	1,011,035
77,700	First BanCorp	822,843
241,000	Genworth Financial, Inc., Class A*	1,060,400
43,000	Ladder Capital Corp., REIT	775,720
7,395	LGI Homes, Inc.*	522,457
16,875	Piper Jaffray Cos.	1,348,988
16,880	Stifel Financial Corp.	1,023,772
33,790	TPG Specialty Lending, Inc.	725,471
49,600	Xenia Hotels & Resorts, Inc., REIT	1,071,856
		9,703,485

	Industrial-5.36%
18,955	Encore Wire Corp.	1,088,017
9,000	Generac Holdings, Inc.	905,310

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2019	15

Schedule of Investments	James Small Cap Fund

December 31, 2019 (Unaudited)

Shares		Value
	Industrial (continued)
36,910	Modine Manufacturing Co.*	$284,207
		2,277,534

	Technology-24.75%
32,445	Blucora, Inc.*	848,112
4,100	Cabot Microelectronics Corp.	591,712
27,683	Deluxe Corp.	1,381,935
87,060	Innoviva, Inc.*	1,232,770
14,190	Integer Holdings Corp.*	1,141,302
42,090	KEMET Corp.	1,138,535
32,945	Nova Measuring Instruments, Ltd.*	1,246,309
19,000	Sykes Enterprises, Inc.*	702,810
9,550	SYNNEX Corp.	1,230,040
47,010	Vishay Intertechnology, Inc.	1,000,843
		10,514,368

	Utilities-2.53%
11,160	PNM Resources, Inc.	565,924
9,140	Portland General Electric Co.	509,921
		1,075,845

TOTAL COMMON STOCKS
(Cost $33,927,222)		40,666,920

Shares	Value
SHORT TERM INVESTMENTS-4.33%
Mutual Fund-4.33%
1,840,588	First American Treasury Obligations Fund, Class X, 7-Day Yield 1.527%	1,840,588

TOTAL SHORT TERM INVESTMENTS
(Cost $1,840,588)	1,840,588

TOTAL INVESTMENT SECURITIES-100.03%
(Cost $35,767,810)	42,507,508
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-(0.03)%	(14,059)
NET ASSETS-100.00%	$42,493,449

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

16	www.jamesfunds.com

James Micro Cap Fund	Schedule of Investments

December 31, 2019 (Unaudited)

Shares		Value
COMMON STOCKS-93.35%
	Basic Materials-3.18%
41,440	Mercer International, Inc.	$509,712
16,645	Schnitzer Steel Industries, Inc., Class A	360,864
		870,576

	Consumer, Cyclical-16.35%
34,280	Century Communities, Inc.*	937,558
22,875	Haverty Furniture Cos., Inc.	461,160
29,210	M/I Homes, Inc.*	1,149,413
22,811	Patrick Industries, Inc.	1,195,981
60,375	Tilly's, Inc., Class A	739,594
		4,483,706

	Consumer, Non-cyclical-15.62%
23,615	Heidrick & Struggles International, Inc.	767,487
12,740	Ingles Markets, Inc., Class A	605,277
10,017	John B Sanfilippo & Son, Inc.	914,352
30,635	Lantheus Holdings, Inc.*	628,324
18,450	PetIQ, Inc.*	462,173
25,325	TrueBlue, Inc.*	609,320
12,940	Village Super Market, Inc., Class A	300,208
		4,287,141

	Energy-4.83%
223,430	Denbury Resources, Inc.*	315,036
181,515	W&T Offshore, Inc.*	1,009,223
		1,324,259

	Financial-26.28%
52,800	Ares Commercial Real Estate Corp., REIT	836,352
44,835	Enova International, Inc.*	1,078,730
8,595	Federal Agricultural Mortgage Corp., Class C	717,682
14,305	LGI Homes, Inc.*	1,010,648
56,010	OFG Bancorp	1,322,396
9,990	Piper Jaffray Cos.	798,601
17,865	SP Plus Corp.*	758,012
24,615	Universal Insurance Holdings, Inc.	688,974
		7,211,395

	Industrial-15.45%
12,020	ArcBest Corp.	331,752
25,740	CAI International, Inc.*	745,945
9,410	Encore Wire Corp.	540,134
7,105	NACCO Industries, Inc., Class A	332,727
31,220	Stoneridge, Inc.*	915,370
26,745	Vectrus, Inc.*	1,370,949
		4,236,877

	Technology-11.64%
94,290	ACCO Brands Corp.	882,554
21,405	Nova Measuring Instruments, Ltd.*	809,751

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2019	17

Schedule of Investments	James Micro Cap Fund

December 31, 2019 (Unaudited)

Shares		Value
	Technology (continued)
30,213	PC Connection, Inc.	$1,500,378
		3,192,683

TOTAL COMMON STOCKS
(Cost $19,393,758)		25,606,637

Shares	Value
SHORT TERM INVESTMENTS-6.65%
Mutual Fund-6.65%
1,822,903	First American Treasury Obligations Fund, Class X, 7-Day Yield 1.527%	1,822,903

TOTAL SHORT TERM INVESTMENTS
(Cost $1,822,903)	1,822,903

TOTAL INVESTMENT SECURITIES-100.00%
(Cost $21,216,661)	27,429,540
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-0.00%(a)	(255)
NET ASSETS-100.00%	$27,429,285

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Less than 0.05% of Net Assets.

See Notes to Financial Statements.

18	www.jamesfunds.com

James Aggressive Allocation Fund	Schedule of Investments

December 31, 2019 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS-77.58%
	Basic Materials-4.85%
2,675	Celanese Corp.	$329,346
2,975	Eastman Chemical Co.	235,799
14,200	Goodyear Tire & Rubber Co.	220,881
2,375	International Paper Co.	109,369
5,225	Nucor Corp.	294,063
		1,189,458

	Consumer, Cyclical-11.84%
3,950	Asbury Automotive Group, Inc.*	441,570
3,300	Best Buy Co., Inc.	289,740
4,925	CVS Health Corp.	365,878
1,625	Deckers Outdoor Corp.*	274,398
3,650	Delta Air Lines, Inc.	213,452
7,425	General Motors Co.	271,755
1,000	Home Depot, Inc.	218,380
2,700	Insight Enterprises, Inc.*	189,783
2,250	Target Corp.	288,473
2,950	Walmart, Inc.	350,578
		2,904,007

	Consumer, Non-cyclical-11.97%
775	Anthem, Inc.	234,073
2,700	FTI Consulting, Inc.*	298,782
1,475	Helen of Troy, Ltd.*	265,190
9,300	Kroger Co.	269,607
3,125	Medtronic PLC	354,531
2,675	Merck & Co., Inc.	243,291
2,750	National HealthCare Corp.	237,683
3,000	Procter & Gamble Co.	374,700
7,750	TrueBlue, Inc.*	186,465
2,550	Tyson Foods, Inc., Class A	232,152
1,825	Zoetis, Inc.	241,539
		2,938,013

	Energy-5.19%
1,850	Chevron Corp.	222,943
6,075	ConocoPhillips	395,057
2,525	Phillips 66	281,310
1,725	Royal Dutch Shell PLC, Class A, Sponsored ADR	101,741
2,900	Valero Energy Corp.	271,585
		1,272,636

	Financial-12.85%
6,625	Aflac, Inc.	350,462
5,375	Air Lease Corp.	255,420
3,200	Allstate Corp.	359,840
2,200	American Financial Group, Inc.	241,230
4,350	CBRE Group, Inc., Class A*	266,611
17,125	Chimera Investment Corp., REIT	352,090
1,700	Globe Life, Inc.	178,925
1,150	Goldman Sachs Group, Inc.	264,420
2,800	JPMorgan Chase & Co.	390,320

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2019	19

Schedule of Investments	James Aggressive Allocation Fund

December 31, 2019 (Unaudited)

Shares or Principal Amount		Value
	Financial (continued)
6,150	Ladder Capital Corp., REIT	$110,946
2,400	PNC Financial Services Group, Inc.	383,112
		3,153,376

	Industrial-6.37%
4,475	AGCO Corp.	345,694
1,650	Lear Corp.	226,380
4,650	Magna International, Inc.	255,006
3,500	MasTec, Inc.*	224,560
4,500	TriMas Corp.*	141,345
2,225	United Rentals, Inc.*	371,063
		1,564,048

	Technology-18.79%
1,575	Amgen, Inc.	379,685
1,500	Apple, Inc.	440,475
1,550	Arrow Electronics, Inc.*	131,347
1,925	Cabot Microelectronics Corp.	277,816
5,000	Cisco Systems, Inc.	239,800
1,375	Incyte Corp.*	120,065
18,200	Innoviva, Inc.*	257,712
5,875	Intel Corp.	351,619
1,425	KLA Corp.	253,892
950	Lockheed Martin Corp.	369,911
2,525	Microsoft Corp.	398,193
1,675	Motorola Solutions, Inc.	269,910
725	Northrop Grumman Corp.	249,378
8,300	Sykes Enterprises, Inc.*	307,017
2,000	SYNNEX Corp.	257,600
1,650	Visa, Inc., Class A	310,035
		4,614,455

	Utilities-5.72%
8,475	AES Corp.	168,652
2,700	American Electric Power Co., Inc.	255,177
6,875	AT&T, Inc.	268,675
2,250	Entergy Corp.	269,550
4,200	FirstEnergy Corp.	204,120
3,875	Verizon Communications, Inc.	237,925
		1,404,099

TOTAL COMMON STOCKS
(Cost $16,652,865)		19,040,092

Shares or Principal Amount		Value
EXCHANGE TRADED FUNDS-1.02%
5,600	iShares MSCI Emerging Markets ETF	251,272

TOTAL EXCHANGE TRADED FUNDS
(Cost $242,816)		251,272

See Notes to Financial Statements.

20	www.jamesfunds.com

James Aggressive Allocation Fund	Schedule of Investments

December 31, 2019 (Unaudited)

Shares or Principal Amount		Value
CORPORATE BONDS-2.51%
	Financial-1.08%
$250,000	Citigroup, Inc., 3.875%, 3/26/25	$264,231

	Industrial-0.21%
50,000	General Electric Co., 2.700%, 10/9/22	50,664

	Technology-1.22%
250,000	International Business Machines Corp., 1.625%, 5/15/20	249,918
50,000	Microsoft Corp., 1.850%, 2/6/20	49,998
		299,916
TOTAL CORPORATE BONDS
(Cost $613,672)		614,811

Shares or Principal Amount		Value
U.S. TREASURY BONDS & NOTES-16.29%
	U.S. Treasury Bonds-9.11%
$500,000	2.625%, 11/15/20	504,170
1,250,000	2.625%, 2/15/29	1,323,788
200,000	2.750%, 11/15/47	214,218
200,000	2.250%, 8/15/49	193,781
		2,235,957
	U.S. Treasury Notes-6.12%
500,000	3.500%, 5/15/20	503,340
1,000,000	1.375%, 9/15/20	998,138
		1,501,478
	United States Treasury Inflation Indexed Bonds-1.06%
256,889	0.625%, 7/15/21	259,765

TOTAL U.S. TREASURY BONDS & NOTES
(Cost $3,954,709)		3,997,200

Shares or Principal Amount	Value
SHORT TERM INVESTMENTS-2.46%
Mutual Fund-2.46%
603,640	First American Treasury Obligations Fund, Class X, 7-Day Yield 1.527%	603,640

TOTAL SHORT TERM INVESTMENTS
(Cost $603,640)	603,640

TOTAL INVESTMENT SECURITIES-99.86%
(Cost $22,067,702)	24,507,015
OTHER ASSETS IN EXCESS OF LIABILITIES-0.14%	34,883
NET ASSETS-100.00%	$24,541,898

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2019	21

Statements of Assets and Liabilities	James Advantage Funds

December 31, 2019 (Unaudited)

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
ASSETS:

Investment securities:
At cost	$765,321,209	$35,767,810	$21,216,661	$22,067,702
At value	$881,711,482	$42,507,508	$27,429,540	$24,507,015
Dividends and interest receivable	2,955,546	63,235	33,933	54,359
Receivable for securities sold	5,376,950	–	–	–
Receivable for capital shares sold	156,500	99	–	–
Other assets	50,678	–	–	88
Total Assets	890,251,156	42,570,842	27,463,473	24,561,462

LIABILITIES:

Payable for capital shares redeemed	1,809,590	24,406	–	–
Accrued expenses:
Management fees	551,589	44,032	34,188	19,564
12b-1 distribution and service fees	143,050	8,955	–	–
Trustee fees	1,951	–	–	–
Other payables	221,129	–	–	–
Total Liabilities	2,727,309	77,393	34,188	19,564
Net Assets	$887,523,847	$42,493,449	$27,429,285	$24,541,898

NET ASSETS CONSIST OF:

Paid-in capital	$766,978,653	$39,235,846	$21,231,907	$23,058,043
Total Distributable Earnings	120,545,194	3,257,603	6,197,378	1,483,855
Net Assets	$887,523,847	$42,493,449	$27,429,285	$24,541,898

PRICING OF RETAIL CLASS SHARES:

Net assets	$667,023,168	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	31,292,202	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$21.32	N/A	N/A	N/A

PRICING OF INSTITUTIONAL CLASS SHARES:

Net assets	$220,500,679	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	10,479,438	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$21.04	N/A	N/A	N/A

PRICING OF SHARES

Net assets	N/A	$42,493,449	$27,429,285	$24,541,898
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	N/A	1,728,294	1,657,965	2,318,947
Net assets value, offering price and redemption price per share	N/A	$24.59	$16.54	$10.58

See Notes to Financial Statements.

22	www.jamesfunds.com

James Advantage Funds	Statements of Operations

For the Six Months Ended December 31, 2019 (Unaudited)

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
INVESTMENT INCOME:
Dividends (Net of withholding taxes of $6,079, $622, $826 and $996, respectively)	$5,541,377	$358,439	$241,806	$212,066
Interest	6,616,727	–	5,175	63,483
Total Investment Income	12,158,104	358,439	246,981	275,549
EXPENSES:
Management fees	3,487,498	252,534	194,827	113,328
12b-1 distribution and service fees - Retail Class	897,621	–	–	–
12b-1 distribution and service fees	–	51,259	–	–
Administration fee	281,715	–	–	–
Transfer agent fee	89,485	–	–	–
Custodian fees	51,542	–	–	–
Professional fees	89,495	–	–	–
Trustee fees	101,090	3,760	2,429	1,774
Registration fees	23,563	–	–	–
Shareholder report printing and mailing	54,409	–	–	–
Other expenses	50,899	–	–	–
Total Expenses	5,127,317	307,553	197,256	115,102
Net Investment Income	7,030,787	50,886	49,725	160,447
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Investments	11,563,488	(975,525)	228,163	(504,126)
Foreign currency transactions	(14)	(40)	–	–
Total realized gain/(loss)	11,563,474	(975,565)	228,163	(504,126)
Net change in unrealized appreciation on investments	20,826,812	3,220,915	1,613,391	1,486,019
Net change in unrealized appreciation on foreign currency translation	31	–	–	–
Total change in unrealized appreciation	20,826,843	3,220,915	1,613,391	1,486,019
Net Realized and Unrealized Gain on Investments	32,390,317	2,245,350	1,841,554	981,893
Net Increase in Net Assets Resulting from Operations	$39,421,104	$2,296,236	$1,891,279	$1,142,340

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2019	23

Statements of Changes in Net Assets	James Balanced: Golden Rainbow Fund

	For the Six Months Ended December 31, 2019 (Unaudited)	For the Year Ended June 30, 2019
FROM OPERATIONS:

Net investment income	$7,030,787	$19,251,822
Net realized gain	11,563,474	63,697,199
Net change in unrealized appreciation/(depreciation)	20,826,843	(127,714,218)
Net increase/(decrease) in net assets resulting from operations	39,421,104	(44,765,197)

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class Shares:
From distributable earnings	(8,329,221)	(103,981,188)
Institutional Class Shares:
From distributable earnings	(3,142,883)	(52,506,234)
Decrease in net assets from distributions to shareholders	(11,472,104)	(156,487,422)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	19,560,145	40,903,491
Net asset value of shares issued in reinvestment of distributions to shareholders	8,115,044	100,963,978
Payments for shares redeemed, net of redemption fees	(153,196,877)	(755,368,263)
Net Decrease in net assets from Retail Class capital share transactions	(125,521,688)	(613,500,794)

Institutional Class Shares:
Proceeds from shares sold	12,175,881	61,904,385
Net asset value of shares issued in reinvestment of distributions to shareholders	2,715,342	43,120,244
Payments for shares redeemed	(105,817,277)	(564,933,978)
Net Decrease in net assets from Institutional Class capital share transactions	(90,926,054)	(459,909,349)
Total Decrease in Net Assets	(188,498,742)	(1,274,662,762)

NET ASSETS:

Beginning of period	1,076,022,589	2,350,685,351
End of period	$887,523,847	$1,076,022,589

See Notes to Financial Statements.

24	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2019 (Unaudited)	For the Year Ended June 30, 2019
SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	935,948	1,894,552
Shares issued in reinvestment of distributions to shareholders	384,946	5,033,571
Shares redeemed	(7,321,831)	(34,580,038)
Net Decrease in shares outstanding	(6,000,937)	(27,651,915)
Shares outstanding, beginning of year	37,293,139	64,945,054
Shares outstanding, end of year	31,292,202	37,293,139

Institutional Class Shares:
Shares sold	590,706	2,902,339
Shares issued in reinvestment of distributions to shareholders	130,459	2,171,321
Shares redeemed	(5,135,203)	(26,447,927)
Net Decrease in shares outstanding	(4,414,038)	(21,374,267)
Shares outstanding, beginning of year	14,893,476	36,267,743
Shares outstanding, end of year	10,479,438	14,893,476

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2019	25

Statements of Changes in Net Assets	James Small Cap Fund

	For the Six Months Ended December 31, 2019 (Unaudited)	For the Year Ended June 30, 2019
FROM OPERATIONS:

Net investment income/(loss)	$50,886	$(11,285)
Net realized loss	(975,565)	(2,557,416)
Net change in unrealized appreciation/(depreciation)	3,220,915	(6,045,303)
Net increase/(decrease) in net assets resulting from operations	2,296,236	(8,614,004)

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings	–	(3,818,168)
Decrease in net assets from distributions to shareholders	–	(3,818,168)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	1,763,230	6,554,991
Net asset value of shares issued in reinvestment of distributions to shareholders	–	3,744,085
Payments for shares redeemed	(3,831,840)	(13,868,162)
Net Decrease in net assets from capital share transactions	(2,068,610)	(3,569,086)
Total Increase/(Decrease) in Net Assets	227,626	(16,001,258)

NET ASSETS:

Beginning of period	42,265,823	58,267,081
End of period	$42,493,449	$42,265,823

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	75,713	275,583
Shares issued in reinvestment of distributions to shareholders	–	166,182
Shares redeemed	(167,692)	(555,154)
Net Decrease in shares outstanding	(91,979)	(113,389)
Shares outstanding, beginning of year	1,820,273	1,933,662
Shares outstanding, end of year	1,728,294	1,820,273

See Notes to Financial Statements.

26	www.jamesfunds.com

James Micro Cap Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2019 (Unaudited)	For the Year Ended June 30, 2019
FROM OPERATIONS:

Net investment income	$49,725	$14,147
Net realized gain	228,163	875,333
Net change in unrealized appreciation/(depreciation)	1,613,391	(2,463,301)
Net increase/(decrease) in net assets resulting from operations	1,891,279	(1,573,821)

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings	(880,619)	(1,453,635)
Decrease in net assets from distributions to shareholders	(880,619)	(1,453,635)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	749,203	3,717,034
Net asset value of shares issued in reinvestment of distributions to shareholders	877,987	1,446,514
Payments for shares redeemed, net of redemption fees	(1,808,797)	(4,340,557)
Net Increase/(Decrease) in net assets from capital share transactions	(181,607)	822,991
Total Increase/(Decrease) in Net Assets	829,053	(2,204,465)

NET ASSETS:

Beginning of period	26,600,232	28,804,697
End of period	$27,429,285	$26,600,232

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	46,487	230,976
Shares issued in reinvestment of distributions to shareholders	53,384	102,372
Shares redeemed	(112,744)	(273,883)
Net Increase/(Decrease) in shares outstanding	(12,873)	59,465
Shares outstanding, beginning of year	1,670,838	1,611,373
Shares outstanding, end of year	1,657,965	1,670,838

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2019	27

Statements of Changes in Net Assets	James Aggressive Allocation Fund

	For the Six Months Ended December 31, 2019 (Unaudited)	For the Year Ended June 30, 2019
FROM OPERATIONS:

Net investment income	$160,447	$151,662
Net realized loss	(504,126)	(384,977)
Net change in unrealized appreciation/(depreciation)	1,486,019	(46,603)
Net increase/(decrease) in net assets resulting from operations	1,142,340	(279,918)

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings	(245,700)	(96,369)
Decrease in net assets from distributions to shareholders	(245,700)	(96,369)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	2,109,127	13,046,174
Net asset value of shares issued in reinvestment of distributions to shareholders	244,861	96,255
Payments for shares redeemed	(1,644,512)	(819,632)
Net Increase in net assets from capital share transactions	709,476	12,322,797
Total Increase in Net Assets	1,606,116	11,946,510

NET ASSETS:

Beginning of period	22,935,782	10,989,272
End of period	$24,541,898	$22,935,782

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	202,949	1,288,855
Shares issued in reinvestment of distributions to shareholders	23,100	10,350
Shares redeemed	(156,604)	(80,353)
Net Increase in shares outstanding	69,445	1,218,852
Shares outstanding, beginning of year	2,249,502	1,030,650
Shares outstanding, end of year	2,318,947	2,249,502

See Notes to Financial Statements.

28	www.jamesfunds.com

James Balanced: Golden Rainbow Fund – Retail Class	Financial Highlights

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2019 (Unaudited)		For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
Net asset value - beginning of year	$20.69		$23.32	$24.70	$24.14	$24.96	$25.28
Income/(Loss) from investment operations:
Net investment income(a)	0.15		0.25	0.26	0.25	0.25	0.22
Net realized and unrealized gain/(loss)	0.74		(0.64)	0.24	0.68	(0.41)	0.49
Total from investment operations	0.89		(0.39)	0.50	0.93	(0.16)	0.71

Less distributions:
From net investment income	(0.11)		(0.29)	(0.27)	(0.28)	(0.23)	(0.18)
From net realized gain on investments	(0.15)		(1.95)	(1.61)	(0.09)	(0.43)	(0.85)
Total distributions	(0.26)		(2.24)	(1.88)	(0.37)	(0.66)	(1.03)
Paid-in capital from redemption fees	–		–	–	0.00 (b)	–	–
Net asset value at end of year	$21.32		$20.69	$23.32	$24.70	$24.14	$24.96

Total return	4.31	%(c)	(1.24)%	1.87%	3.92%	(0.64)%	2.90%

Net assets, end of year (in thousands)	$667,023		$771,733	$1,514,451	$2,163,786	$2,892,809	$2,973,350

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.12	%(d)	1.06%	0.99%	0.96%	0.96%	0.97%
Ratio of net investment income to average net assets	1.39	%(d)	1.14%	1.05%	1.02%	1.03%	0.87%
Portfolio turnover rate	18	%(c)	71%	75%	46%	46%	43%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2019	29

Financial Highlights	James Balanced: Golden Rainbow Fund – Institutional Class

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2019 (Unaudited)		For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
Net asset value - beginning of year	$20.43		$23.06	$24.44	$23.89	$24.72	$25.05
Income/(Loss) from investment operations:
Net investment income(a)	0.17		0.30	0.31	0.31	0.31	0.28
Net realized and unrealized gain/(loss)	0.72		(0.63)	0.25	0.68	(0.42)	0.50
Total from investment operations	0.89		(0.33)	0.56	0.99	(0.11)	0.78

Less distributions:
From net investment income	(0.13)		(0.35)	(0.33)	(0.35)	(0.29)	(0.26)
From net realized gain on investments	(0.15)		(1.95)	(1.61)	(0.09)	(0.43)	(0.85)
Total distributions	(0.28)		(2.30)	(1.94)	(0.44)	(0.72)	(1.11)
Paid-in capital from redemption fees	–		–	–	0.00 (b)	–	–
Net asset value at end of year	$21.04		$20.43	$23.06	$24.44	$23.89	$24.72

Total return	4.40	%(c)	(0.99)%	2.16%	4.19%	(0.43)%	3.20%

Net assets, end of year (in thousands)	$220,501		$304,290	$836,234	$1,220,095	$1,512,751	$1,277,641

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.87	%(d)	0.80%	0.74%	0.71%	0.71%	0.73%
Ratio of net investment income to average net assets	1.64	%(d)	1.38%	1.30%	1.27%	1.28%	1.11%
Portfolio turnover rate	18	%(c)	71%	75%	46%	46%	43%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

30	www.jamesfunds.com

James Small Cap Fund	Financial Highlights

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2019 (Unaudited)		For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
Net asset value - beginning of year	$23.22		$30.13	$33.96	$30.64	$33.47	$33.88
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	0.03		(0.01)	(0.10)	0.21	0.17	0.01
Net realized and unrealized gain/(loss)	1.34		(4.76)	3.82	3.28	(1.64)	(0.42)
Total from investment operations	1.37		(4.77)	3.72	3.49	(1.47)	(0.41)

Less distributions:
From net investment income	–		–	(0.19)	(0.17)	(0.12)	–
From net realized gain on investments	–		(2.14)	(7.36)	–	(1.24)	–
Total distributions	–		(2.14)	(7.55)	(0.17)	(1.36)	–
Net asset value at end of year	$24.59		$23.22	$30.13	$33.96	$30.64	$33.47

Total return	5.90	%(b)	(15.63)%	11.41%	11.36%	(4.62)%	(1.21)%

Net assets, end of year (in thousands)	$42,493		$42,266	$58,267	$67,603	$84,226	$125,145

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50	%(c)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.25	%(c)	(0.02)%	(0.32)%	0.62%	0.55%	0.04%
Portfolio turnover rate	14	%(b)	75%	124%	129%	57%	76%

(a)	Calculated using the average shares method.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2019	31

Financial Highlights	James Micro Cap Fund

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2019 (Unaudited)		For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
Net asset value - beginning of year	$15.92		$17.88	$17.27	$15.03	$15.11	$17.40
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	0.03		0.01	(0.04)	0.04	(0.04)	0.06
Net realized and unrealized gain/(loss)	1.14		(1.06)	1.99	2.20	(0.06)	1.12
Total from investment operations	1.17		(1.05)	1.95	2.24	(0.10)	1.18

Less distributions:
From net investment income	(0.04)		–	(0.06)	–	(0.01)	(0.02)
From net realized gain on investments	(0.51)		(0.91)	(1.29)	–	–	(3.45)
Total distributions	(0.55)		(0.91)	(1.35)	–	(0.01)	(3.47)
Paid-in capital from redemption fees	0.00	(b)	0.00 (b)	0.01	0.00 (b)	0.03	0.00 (b)
Net asset value at end of year	$16.54		$15.92	$17.88	$17.27	$15.03	$15.11

Total return	7.34	%(c)	(5.25)%	11.62%	14.90%	(0.44)%	7.95%

Net assets, end of year (in thousands)	$27,429		$26,600	$28,805	$31,809	$26,515	$24,026

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50	%(d)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.38	%(d)	0.05%	(0.22)%	0.23%	(0.24)%	0.38%
Portfolio turnover rate	12	%(c)	65%	37%	97%	44%	52%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

32	www.jamesfunds.com

James Aggressive Allocation Fund	Financial Highlights

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2019 (Unaudited)		For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016(a)
Net asset value - beginning of year	$10.20		$10.66	$10.00	$9.47	$10.00
Income/(Loss) from investment operations:
Net investment income(b)	0.07		0.13	0.10	0.09	0.07
Net realized and unrealized gain/(loss)	0.42		(0.50)	0.64	0.53	(0.57)
Total from investment operations	0.49		(0.37)	0.74	0.62	(0.50)

Less distributions:
From net investment income	(0.11)		(0.09)	(0.08)	(0.09)	(0.03)
Total distributions	(0.11)		(0.09)	(0.08)	(0.09)	(0.03)
Net asset value at end of year	$10.58		$10.20	$10.66	$10.00	$9.47

Total return	4.77	%(c)	(3.40)%	7.36%	6.54%	(4.98)%

Net assets, end of year (in thousands)	$24,542		$22,936	$10,989	$9,954	$7,172

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.98	%(d)	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets	1.37	%(d)	1.29%	0.90%	0.95%	0.81%
Portfolio turnover rate	37	%(c)	69%	219%	198%	218%

(a)	Fund commenced operations on July 1, 2015.
(b)	Calculated using the average shares method.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2019	33

Notes to Financial Statements	James Advantage Funds

December 31, 2019 (Unaudited)

1. ORGANIZATION

James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund are each a diversified series of the Trust (individually a “Fund,” collectively the “Funds”). Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other investors that are approved by management of the Trust).

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The James Balanced: Golden Rainbow Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The James Small Cap Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies. The Adviser defines small capitalization as those companies with market capitalizations at the time of purchase no larger than the stocks in the James Small Cap Fund’s benchmark, the Russell 2000® Index. As of December 31, 2019, the stock with the maximum capitalization in the Russell 2000® Index had a capitalization of $8.2 billion.

James Micro Cap Fund seeks to provide long-term capital appreciation. The James Micro Cap Fund seeks to achieve its objective by investing primarily in common stocks of micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including exchange traded funds (“ETFs”) that invest primarily in such securities. As of December 31, 2019, the stock with the maximum capitalization in the Russell Microcap® Index had a capitalization of $3.80 billion.

James Aggressive Allocation Fund seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. The James Aggressive Allocation Fund will generally run equity allocations of 60% or higher and, therefore, could be more volatile than a more conservative fund that holds a smaller percentage of its assets in stocks. Due to its aggressive nature, the James Aggressive Allocation Fund will generally have a turnover ratio much higher than the James Balanced: Golden Rainbow Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Share Valuation

The net asset value per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The net asset value per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the James Micro Cap Fund are subject to a redemption fee of 2% if redeemed within 180 days of purchase. Redemption fees received by the James Micro Cap Fund were $1,083 and $1,591 for the six months ended December 31, 2019 and the year ended June 30, 2019, respectively. The redemption fee is reflected in the “Payment for shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

Securities Valuation

Securities are valued at fair value. The Funds' portfolio securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Equity securities that are traded on any exchange, including closed-end funds and exchange-traded funds, are valued at the last quoted sale price on the exchange or market in which such securities are principally traded. Lacking a last sale price, a security is valued at its last bid price except when, in James’ opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their NASDAQ® Official Closing Price (“NOCP”) for all NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its net asset value) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a non-144A restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”). Corporate bonds, U.S. government agencies, U.S. Treasury bonds & notes, foreign, and municipal bonds are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information of comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses models that consider trade data, prepayment, and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Shares of open-end investment companies are valued at net asset value.

34	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

December 31, 2019 (Unaudited)

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. The values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; or

Level 3 -	Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Semi-Annual Report | December 31, 2019	35

Notes to Financial Statements	James Advantage Funds

December 31, 2019 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2019:

James Balanced: Golden Rainbow Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$442,122,322	$–	$–	$442,122,322
Exchange Traded Funds	16,130,586	–	–	16,130,586
Corporate Bonds	–	77,306,909	–	77,306,909
Municipal Bonds	–	24,617,145	–	24,617,145
U.S. Government Agencies	–	82,523,151	–	82,523,151
Mortgage Backed Securities	–	28,917,429	–	28,917,429
U.S. Treasury Bonds & Notes	195,559,623	–	–	195,559,623
Foreign Bonds	–	7,509,305	–	7,509,305
Short Term Investments	7,025,012	–	–	7,025,012
Total	$660,837,543	$220,873,939	$–	$881,711,482

James Small Cap Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$40,666,920	$–	$–	$40,666,920
Short Term Investments	1,840,588	–	–	1,840,588
Total	$42,507,508	$–	$–	$42,507,508

James Micro Cap Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$25,606,637	$–	$–	$25,606,637
Short Term Investments	1,822,903	–	–	1,822,903
Total	$27,429,540	$–	$–	$27,429,540

James Aggressive Allocation Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$19,040,092	$–	$–	$19,040,092
Exchange Traded Funds	251,272	–	–	251,272
Corporate Bonds	–	614,811	–	614,811
U.S. Treasury Bonds & Notes	3,997,200	–	–	3,997,200
Short Term Investments	603,640	–	–	603,640
Total	$23,892,204	$614,811	$–	$24,507,015

*	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

36	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

December 31, 2019 (Unaudited)

Investment Transactions

Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method, which liquidates all losses first, before any gains. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of December 31, 2019, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation

The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, provided by WM Reuters, at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized and between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate. The portion of realized and unrealized gains or losses on investments due fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITs”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT. Due to the actual character of dividends paid by REITs not being available until the end of the calendar year, the net investment income and long-term capital gains of the Funds can be different on the tax return compared to this annual report. Substantial unanticipated levels of return of capital may affect the Funds’ earnings and profits from which distributions are made.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Allocation of Income and Expense

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. The Adviser pays the expenses of each Fund, except for the James Balanced: Golden Rainbow Fund. These expenses exclude the management fees, detailed in Note 4, brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person trustees, 12b-1 fees and extraordinary expenses. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies. Therefore, no federal tax provision is required.

Semi-Annual Report | December 31, 2019	37

Notes to Financial Statements	James Advantage Funds

December 31, 2019 (Unaudited)

As of and during the six months ended December 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Tax cost of portfolio investments	$765,718,082	$35,767,810	$21,217,635	$22,069,775
Gross unrealized appreciation	$119,853,769	$7,662,417	$6,962,515	$2,582,787
Gross unrealized depreciation	(3,860,369)	(922,719)	(750,610)	(145,547)
Net unrealized appreciation	115,993,400	6,739,698	6,211,905	2,437,240
Total	$115,993,400	$6,739,698	$6,211,905	$2,437,240

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and U.S. GAAP.

The tax character of distributions paid for the year ended June 30, 2019 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Ordinary Income	$20,313,773	$749,518	$–	$96,369
Long-Term Capital Gains	136,173,649	3,068,650	1,453,635	–
Total	$156,487,422	$3,818,168	$1,453,635	$96,369

The tax character of distributions paid for the year ended June 30, 2018 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Ordinary Income	$33,606,863	$1,959,939	$97,622	$75,908
Long-Term Capital Gains	190,064,621	11,632,222	2,102,728	–
Total	$223,671,484	$13,592,161	$2,200,350	$75,908

Capital Losses

Under the Code, Capital Losses are carried over to future tax years and will retain their character as either short-term or long-term capital losses. These losses do not include any late year capital losses (losses arising in the period from November 1st through June 30th) that the Funds have elected to defer for the current fiscal year. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

Capital losses carried forward to the next tax year were as follows:

	Short Term	Long Term
James Small Cap Fund	$370,555	$–
James Aggressive Allocation Fund	290,907	–

The Funds elect to defer to the year ending June 30, 2020 capital losses recognized during the period November 1, 2018 through December 31, 2019 in the amount of:

Amount
James Small Cap Fund	$2,186,775
James Aggressive Allocation Fund	168,966

The Funds elect to defer to the year ending June 30, 2020 late year ordinary losses in the amount of:

Amount
James Balanced: Golden Rainbow Fund	$2,117,828
James Small Cap Fund	86

38	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

December 31, 2019 (Unaudited)

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term U.S. Government obligations for the six months ended December 31, 2019 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$53,567,891	$192,818,107
James Aggressive Allocation Fund	2,130,048	2,594,535

Purchases and sales (including maturities) of investments in long-term securities other than U.S. Government Obligations for the six months ended December 31, 2019 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$118,714,429	$144,615,008
James Small Cap Fund	5,593,928	7,944,100
James Micro Cap Fund	2,867,420	4,455,175
James Aggressive Allocation Fund	8,494,017	5,578,278

4. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement

The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio and pursuant to separate management agreements between the Trust, on behalf of each Fund and the Adviser (the “Investment Management Agreements”).

The Funds pay James on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

James Balanced: Golden Rainbow Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.74%
Over $500 million and including $1 billion	0.70%
Over $1 billion and including $2 billion	0.65%
Over $2 billion	0.60%

James Small Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Micro Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.50%
Over $500 million	1.45%

James Aggressive Allocation Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.98%
Over $500 million and including $1 billion	0.95%
Over $1 billion and including $2 billion	0.90%
Over $2 billion	0.85%

Advisory fees for the James Small Cap Fund and the James Micro Cap Fund are reduced by the fees and expenses of the non-interested trustees incurred by the applicable Fund. Under the Investment Management Agreement, the Adviser is responsible for the payment of all operating expenses of the James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund, except for brokerage fees and commissions, taxes, interest, fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses.

Administrative Services Agreement

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by James for the remaining Funds, subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Administration fees paid by the Funds for the six months ended December 31, 2019 are disclosed in the Statements of Operations.

Semi-Annual Report | December 31, 2019	39

Notes to Financial Statements	James Advantage Funds

December 31, 2019 (Unaudited)

Transfer Agency and Services Agreement

ALPS, pursuant to a Transfer Agency and Services Agreement with the Trust, serves as transfer agent for the Funds. Under the Transfer Agency and Services Agreement, ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. These fees and reimbursements for out-of-pocket expenses are paid by James Balanced: Golden Rainbow Fund, for itself, and by James for the remaining Funds. Transfer agent fees paid by the Funds for the six months ended December 31, 2019 are disclosed in the Statements of Operations.

Plans of Distribution

The James Balanced: Golden Rainbow Fund (Retail Class) and James Small Cap Fund have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. These expenses are reflected as 12b-1 distribution and service fees on the Statements of Operations. Payments under a Plan are made to the Adviser, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by the James Small Cap Fund and the Retail Class of the James Balanced: Golden Rainbow Fund, under its Plan is 0.25% of its average daily net assets for the year. The Plans are compensation plans, which means that payments are made to the Adviser regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and the Adviser is permitted to retain the excess. It is also possible that 12b-1 expenses paid by the Adviser for a period will exceed the payments received by the Adviser, in which case the Adviser may pay such excess expenses out of its own resources. Payments received by the Adviser under the Plans are in addition to the fees paid to the Adviser pursuant to the Management Agreements. The Plans require that the Adviser act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution and shareholder services expenses on behalf of the Funds. The Funds’ distributor, ALPS Distributors, Inc., validates all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before the Adviser will make such payments.

Trustee Fees

Each Trustee who is not an officer or employee of the Adviser, or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $7,900, (2) a per meeting fee for regularly scheduled meetings of $2,100, (3) an audit committee fee of $1,000 paid to the audit committee chair and $500 to the other Independent Trustees, (4) $210 for any special meeting held outside of a regularly scheduled board meeting, and (5) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Such fees are presented on the Statements of Operations as Trustee Fees.

5. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. LINE OF CREDIT

Each Fund has a revolving line of credit agreement with U.S. Bank, N.A. (the “Bank”). Borrowings under these arrangements are secured by investments held in the Funds’ portfolios as notated on the Schedules of Investments and bear interest at the Bank’s prime rate. During the six months ended December 31, 2019, the Funds did not utilize their line of credit. Each Fund’s line of credit agreement expired on July 9, 2019 and was renewed for one year.

The terms of the agreements can be characterized as follows:

Fund	Maximum Balance Available	Interest Rate	Expiration Date
James Balanced: Golden Rainbow Fund	$40,000,000	Prime Rate*	July 8, 2020
James Small Cap Fund	$2,000,000	Prime Rate*	July 8, 2020
James Micro Cap Fund	$1,250,000	Prime Rate*	July 8, 2020
James Aggressive Allocation Fund	$500,000	Prime Rate*	July 8, 2020

*	The rate at which the Bank announces as its prime lending rate.

7. SUBSEQUENT EVENTS

Effective January 1, 2020, each Trustee will be compensated $2,100 for any special meeting held outside of a regularly scheduled board meeting that the Trustee is required to attend in person. Trustee compensation for special telephonic meetings held outside of a regularly scheduled board meeting will remain at $210 for each Trustee.

40	www.jamesfunds.com

James Advantage Funds	Additional Information

December 31, 2019 (Unaudited)

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’s fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter. The Fund's Form N-PORT are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Commission's website at http://www.sec.gov.

Semi-Annual Report | December 31, 2019	41

Privacy Policy	James Advantage Funds

December 31, 2019 (Unaudited)

Facts

What does James Advantage Funds do with your personal information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●	Social Security number and wire transfer instructions
●	account transactions and transaction history
●	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes -information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

Questions? Call 1-800-99 James

What we do:
How does James Advantage Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does James Advantage Funds collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

●    Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● James Advantage Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● James Advantage Funds does not jointly market.

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Page Intentionally Left Blank

Item 2.  Code of Ethics.

Not applicable to this Report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable to the registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The James Advantage Funds

By:	/s/ Barry R. James
Barry R. James
President

Date: February 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barry R. James
Barry R. James
President

Date: February 27, 2020

By:	/s/ Amy K. Broerman
Amy K. Broerman
Chief Financial Officer

Date: February 27, 2020